THIS CONFORMING PAPER FORMAT DOCUMENT IS BEING SUBMITTED PURSUANT TO
		  RULE 901(D) OF REGULATION S-T

               SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549



                            FORM 8-K



                         CURRENT REPORT



             Pursuant to Section 13 or 15(d) of the
                 Securities exchange Act of 1934



 Date of report (Date of earliest event reported):  May 10, 1995


                 THE STROBER ORGANIZATION, INC.
                   (Exact Name of Registrant)


     Delaware          		   0-15339               11-2822910
- - - - - ----------------------------	   ----------	  	 ----------
(State or other jurisdiction       Commission            IRS Employer
     of incorporation)             File Number           Identification No.


550 Hamilton Avenue, Brooklyn, New York                    11232
    (Address of principal executive offices)         	(Zip Code)


Registrant's telephone number, including area code      (718) 832-1212

________________________________N/A__________________________________
 (Former name or former address, if changed since last report.)

            This Report contains a total of 6 pages.

Item 5.   Other Events.  On May 10, 1995, the Registrant issued a
	  Press Release, the text of which is attached hereto as
	  Exhibit 10(a)(a).

Item 7.   Financial Statements and Exhibits.


(c)   Exhibits

          Exhibit                                 Page Where
          Number         Description              Located
	  ------	 -----------		  ----------

          10(a)(a)  Press Release dated May 10,      5
                    1995 announcing First Quarter
                    1995 Results

                           SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereto duly authorized.


                              THE STROBER ORGANIZATION, INC.



                              By:/s/ David Polishook
				 ----------------------------------------
                                 DAVID POLISHOOK, Chief Financial Officer

                    THE STROBER ORGANIZATION, INC.

			     Exhibit Index
				  to
			Form 8-K Current Report



          Exhibit                                 Page Where
          Number         Description              Located
	  -------	 -----------		  ----------

          10(a)(a)  Press Release dated May 10,      5
                    1995 announcing First Quarter
                    1995 Results

FOR:      THE STROBER ORGANIZATION, INC.
          550 Hamilton ave., Brooklyn, New York 11232

FROM:     David Polishook, Chief Financial Officer
          (718) 832-1212


                THE STROBER ORGANIZATION, INC. REPORTS
                      FIRST QUARTER 1995 EARNINGS

                         FOR IMMEDIATE RELEASE

     Brooklyn, New York, May 10, 1994--The Strober Organization, Inc. (NASDAQ:STRB), a leading supplier of building materials to professional contractors from 10 centers in New York, New Jersey, Connecticut and Pennsylvania today announced results for the first quarter ended March 31, 1995.

     The Company reports first quarter net income of $239,000 or 5 cents per share compared to a net loss of $631,000 or 12 cents per share in the first quarter of 1994. First quarter 1995 sales increased $7,710,000 (38%) to $28,167,000.

     Mr. Robert J. Gaites, Chairman and Chief Executive Officer commented, "The winter months are traditionally our slowest period of sales activity, however, this winter we experienced much milder weather conditions compared to the winter of 1994. It gives me great pleasure to announce the Company's return to profitability during the first quarter of our fiscal year, an event last achieved in 1989. Although I do not expect the Company to maintain the same level of sales growth achieved in our first quarter throughout the year, I do remain cautiously optimistic that the Company will continue to achieve overall sales and earnings growth in 1995".

The Strober Organization, Inc.-Financial Highlights

(In thousands, except per share data)

  	                                For the Three Month Period Ended
					--------------------------------
                                          3/31/95        3/31/94
					  -------	 -------

Net Sales                                $ 28,167       $ 20,457
Net income (loss) before income taxes         404           (971)
Net income (loss)                             239        a. (631)
Net income (loss) per share                   .05           (.12)
Weighted average number of shares
outstanding				    5,205          5,163

               a.  includes a $340,000 income tax benefit.